                                                                     EXHIBIT 1.1



                            FDIC REMIC TRUST 1996-C1



                 Commercial Mortgage Pass-Through Certificates
                                 Series 1996-C1



                             UNDERWRITING AGREEMENT
                             ----------------------



                               December 19, 1996

Lehman Brothers Inc.                             Goldman, Sachs & Co.
Three World Financial Center                     85 Broad Street
20th Floor                                       New York, New York  10004
200 Vesey Street
New York, New York  10285

Ladies and Gentlemen:

FDIC REMIC Trust 1996-C1 (the "Trust"), a trust established under the laws of the State of New York pursuant to a Declaration of Trust dated as of November 13, 1996, which is to be restated and supplanted pursuant to the Pooling and Servicing Agreement described below, proposes, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I hereto (the "Underwriters"), its Commercial Mortgage Pass-Through Certificates of the Series and Classes, in the aggregate principal amounts and bearing the interest rates as specified in Schedule II hereto (the "Certificates"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1996 among the Federal Deposit Insurance Corporation, acting both in its capacity as receiver of certain failed banking institutions and in its corporate capacity as administrator of the Bank Insurance Fund (in such capacity, the "Seller") and in its corporate capacity (in such capacity, the "FDIC"), Banc One Management and Consulting Corporation, as Servicer (the "Servicer"), and State Street Bank and Trust Company, as Trustee (the "Trustee"). The Certificates will be authenticated by the Trustee and will evidence beneficial ownership interests in a trust fund (the "Trust Fund") that consists primarily of a mortgage pool (the "Mortgage Pool") conveyed by the Seller to the Trustee. The Mortgage Pool consists primarily of adjustable and fixed rate, amortizing and balloon payment, conventional mortgage loans and participations in similar loans (such mortgage loans, the "Mortgage Assets") conveyed by the Seller to the Trustee of the Trust Fund and listed in an attachment to the Pooling and Servicing Agreement. The Mortgage Loans are secured by first liens, second and more junior liens on primarily commercial and multifamily real properties. The Class R Certificates and the Class I-XS and II-XS Certificates also are to be issued pursuant to the Pooling and Servicing Agreement, but are not being purchased and sold pursuant to the provisions hereof. In connection with the issuance of the Certificates, the Limited Guarantee Agreement (the "Guarantee Agreement") was entered into between the FDIC and the Trustee. The Certificates are described more fully in the Prospectus (as defined below) which the Seller is furnishing to you.

     The Trust and the Seller offer to enter into the following agreement (the "Agreement") with you ("you" or the "Underwriters"), which Agreement, upon your written acceptance of this offer, will be binding on the Trust, the Seller and the Underwriters. This offer is made subject to your acceptance of this Agreement on or before 5:00 p.m. New York time on the date hereof and, if not so accepted, will be subject to withdrawal by the Trust and the Seller on notice delivered to you at any time prior to the acceptance hereof by you.

     1.  Representations and Warrants.  The Seller represents and warrants to,
         ----------------------------
and agrees with, each Underwriter that:

     (a) The Trustee on behalf of the Trust has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined), the file number of which is set forth in
          Schedule II hereto, on Form S-11 for the registration of the Certificates under the Securities Act of 1933, as amended (the "Act"). The Registration Statement has become effective and copies thereof have heretofore been delivered to the Underwriters. The registration statement whose file number is set forth in Schedule II hereto, including the exhibits thereto, as amended at the date hereof is hereinafter called the "Registration Statement". The prospectus, dated the date specified in Schedule II hereto and in the form filed with the Commission under the Act is hereinafter called the "Prospectus." Any preliminary form of the Prospectus is hereinafter called a "Preliminary Prospectus." The Trustee on behalf of the Trust will not, without the prior consent of the Underwriters, (i) make any change in the Prospectus or (ii) file any other amendment to the Registration Statement until after the period in which a prospectus is required to be delivered to purchasers of the Certificates under the Act.

     (b) As of the date hereof, when the Registration Statement became effective and at the Closing Date, (i) the Registration Statement and the Prospectus complied or will comply in all material respects with the applicable requirements of the Act and the rules thereunder and
          (ii) the Registration Statement, as amended as of any such time, did not contain and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Prospectus did not contain and will not contain an untrue statement of a material fact and did not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the FDIC or the Seller by you, or by any Underwriter through you, specifically for use in the preparation thereof.

     (c) The FDIC has been duly established and is validly existing, and has full power and authority to enter into and perform its obligations under the Pooling and Servicing Agreement, the Guarantee Agreement and the guarantee provision set forth on the signature page of this Agreement (the "Guarantee Provision").

     (d) The Seller has been duly appointed as the receiver of each of the Depository Institutions and as to those loans that it has acquired in its corporate capacity, it has duly acquired such loans and has full power and authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

     (e) The Seller is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (f) At or prior to the Closing Date, the Seller will have entered into the Pooling and Servicing Agreement; this Agreement has been duly authorized, executed and delivered by the Seller, and the Pooling and Servicing Agreement, when executed and delivered by the Seller, will have been duly authorized, executed and delivered by the Seller, and this Agreement constitutes, and the Pooling and Servicing Agreement, when so executed and delivered, will constitute, valid and binding agreements of the Seller; subject, however, to (i) limitations of public policy under applicable securities laws with respect to rights to indemnity under this Agreement and (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors rights generally.

     (g) At or prior to the Closing Date, the FDIC will have entered into the Pooling and Servicing Agreement and the Guarantee Agreement; the Pooling and Servicing Agreement and the Guarantee Agreement, when executed and delivered by the FDIC, will have been authorized, executed and delivered by the FDIC, and will constitute the valid and binding agreements of the FDIC, enforceable against the FDIC in accordance with their respective terms, except the enforceability thereof may be subject to (i) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors rights generally.

     (h) The Guarantee Provision has been duly authorized, executed and delivered by the FDIC and constitutes the valid and binding agreement of the FDIC, except that rights of indemnity under this Agreement may be subject to limitations of public policy under applicable securities laws.

     (i) The Certificates, the Pooling and Servicing Agreement and the Guarantee Agreement conform in all material respects to the descriptions thereof contained in the Prospectus; the Certificates have been duly and validly authorized by the Trustee and will, when duly and validly executed and authenticated by the Trustee and issued in accordance with the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

     (j) As of the date hereof and at the Closing Date, the statements in the Prospectus set forth under the captions "The Federal Deposit Insurance Corporation" and "The Bank Insurance Fund" are true, correct and complete in all material respects.

     (k) As of the Closing Date, the representations and warranties of the FDIC set forth in Section 2.03(a)(i)-(v) inclusive of the Pooling and Servicing Agreement will be true and correct.

     (l) The issuance of the Certificates pursuant to the Pooling and Servicing Agreement and the sale of the Certificates to the Underwriters pursuant to this Agreement, the compliance by the Seller with the other provisions of this Agreement and the Pooling and Servicing Agreement and the Certificates, the compliance by the FDIC with the provisions of the Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision, and the consummation of the other transactions herein or therein contemplated do not, under any statute, regulation or rule of general applicability or, to the knowledge of the FDIC, any decision, order, decree or judgment of any judicial or other governmental body specifically applicable to the Seller or FDIC, as the case may be, require the consent, approval, authorization, order, registration or qualification of or with any court or governmental authority, except (i) such as have been obtained or effected under the Act (provided that the Seller makes no representations or warranties as to any consent, approval, authorization, registration or qualification which may be required under state securities or Blue Sky laws), (ii) any recordations of the assignment of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed and
          (iii) such other approvals as have been obtained.

     (m) Neither the execution nor the delivery of this Agreement nor the Pooling and Servicing Agreement, nor the issuance nor delivery of the Certificates, nor the consummation of any other of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates, this Agreement or the Pooling and Servicing Agreement conflicts or will conflict with or violate, result in a breach of or constitute a default under any terms of any statute currently applicable to the Seller, or, to the knowledge of the Seller, any order or regulation currently applicable to the Seller, or of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, or the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it or any of its properties are bound.

     (n) Neither the execution nor the delivery of the Pooling and Servicing Agreement, the Guarantee Agreement nor the Guarantee Provision, nor the consummation of any other of the transactions contemplated therein, nor the fulfillment of the terms thereof conflicts or will conflict with or violate, result in a breach of or constitute a default under any terms of any statute currently applicable to the FDIC, or, to the knowledge of the FDIC, any order or regulation currently applicable to the FDIC, or of any court, regulatory body, administrative agency or governmental body having jurisdiction over the FDIC or the terms of any indenture or other agreement or instrument to which the FDIC is a party or by which it or any of its properties are bound.

     (o) There are no actions or proceedings against, or investigations of, the Seller pending, or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement or the Certificates, (ii) seeking to prevent the sale of the Certificates to the Underwriters or the consummation of any of the other transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (iii) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity of this Agreement, the Pooling and Servicing Agreement, or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates described in the Prospectus.

     (p) There are no actions or proceedings against, or investigations of, the FDIC pending, or, to the knowledge of the FDIC, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of the Pooling and Servicing Agreement, the Guarantee Agreement or the Guarantee Provision, (ii) seeking to prevent the consummation of any of the other transactions contemplated by the Pooling and Servicing Agreement, the Guarantee Agreement or the Guarantee Provision or (iii) which might materially and adversely affect the performance by the FDIC of its obligations under, or the validity of the Guarantee Provision or the validity or enforceability of, the Pooling and Servicing Agreement or the Guarantee Agreement.

     (q) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the Pooling and Servicing Agreement and the execution, delivery and sale of the Certificates have been or will be paid at or prior to the Closing Date.

     2.   Purchase and Sale.  Subject to the terms and conditions and in
          -----------------
reliance on the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, the principal amount of each Class of Certificates set forth opposite each such Underwriter's name in Schedule I hereto.

     The purchase price for each Class of the Certificates as a percentage of their respective Certificate Principal Amounts as of the Closing Date is set forth in Schedule II hereof (the "Purchase Price"). There will be added to the Purchase Price interest, in respect to each Class of the Certificates evidencing an interest in Sub-Pool I (as defined in the Pooling and Servicing Agreement), at the interest rate applicable to such Class from December 1, 1996 to, but not including, the Closing Date.

     3.   Delivery and Payment.  Delivery of and payment for the Certificates
          --------------------
shall be made on December 23, 1996 and in the manner set forth in Schedule II hereto, or such later date and time as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Seller or as provided in Section 10 hereof (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of the Certificates, as set forth in Schedule II hereto, shall be made to the Underwriters against payment by the Underwriters of the Purchase Price as specified in Schedule II hereto. Unless delivery is made through the facilities of The Depository Trust Company, the Certificates shall be registered in such names and in such denominations as the Underwriters may request not less than three full Business Days (as defined in the Pooling and Servicing Agreement) in advance of the Closing Date.

     If delivery of the Certificates is not being made through The Depository Trust Company, the Trustee on behalf of the Trust agrees to have the Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m. on the Business Day prior to the Closing Date.

     4.   Offering by Underwriters.  It is understood that the Underwriters
          ------------------------
propose to offer the Certificates for sale to the public as set forth in the Prospectus.

     5.   Agreements.  The Seller agrees with the Underwriters that:
          ----------

     (a)  The Trustee on behalf of the Trust will promptly advise the
          Underwriters: (i) when any amendment to the Registration Statement shall have become effective; (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (iv) of the receipt by the Seller or the Trustee on behalf of the Trust of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. In addition, the Trustee on behalf of the Trust will not: (i) file any amendment to the Registration Statement or supplement to the Prospectus unless the Seller or the Trustee on behalf of the Trust has furnished the Underwriters a copy for its review prior to filing; (ii) file any such proposed supplement to the Prospectus to which the Underwriters reasonably objects; or (iii) file any such proposed amendment to the Registration Statement to which the Underwriters reasonably objects until after the period in which a prospectus is required to be delivered to purchasers of the Certificates under the Act. The Seller will use its best efforts to prevent the issuance of any stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Trustee on behalf of the Trust will promptly prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible.

     (c) The Trustee on behalf of the Trust will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus, the Preliminary Prospectus, if any, and any amendments and supplements thereto as the Underwriters may reasonably request. The Seller will pay the expenses of printing all documents relating to the offering.

     (d) The Trustee on behalf of the Trust and the Seller will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Certificates for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Certificates.

     (e) The Seller will pay or reimburse all costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement, the Guarantee Agreement and the Certificates; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or Blue Sky Laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any Blue Sky Survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any Legal Investment Survey; the expenses of printing any such Blue Sky Survey and Legal Investment Survey; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Prospectus, and the Preliminary Prospectus, if any (including the fees and expenses of any party retained on behalf of the Seller to perform contract underwriting services with respect to the Mortgage Loans), the preparation and printing of this Agreement and the furnishing to the Underwriters of such copies of each Preliminary Prospectus and Prospectus as the Underwriters may reasonably request; the fees of rating agencies; and the costs, expenses and filing fees in connection with any National Association of Securities Dealers, Inc. filing required in connection with the public offering of the Certificates. Except as provided above with respect to a Blue Sky Survey and a Legal Investment Survey and in Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Certificates, including the fees of counsel to the Underwriters.

     6.   Conditions to the Obligations of the Underwriters.  The obligations of
          -------------------------------------------------
the Underwriters to purchase the Certificates as provided in this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Seller contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Seller made in any certificates pursuant to the provisions hereof, to the performance by the Trustee on behalf of the Trust and the Seller of their respective obligations hereunder and to the following additional conditions with respect to the Certificates:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or threatened.

     (b) The Seller shall have delivered to the Underwriters a certificate, dated the Closing Date, of the Senior Liquidation Specialist and the Manager, Securitizations to the effect that: (i) the signer of such certificate has carefully examined this Agreement and the Prospectus;
          (ii) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date;
          (iii) the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Seller's knowledge, threatened; and (v) nothing has come to his attention that would lead him to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c)  The FDIC shall have executed and delivered the Guarantee Agreement.

     (d) The FDIC shall have delivered to the Underwriters a certificate, dated the Closing Date, of the Senior Liquidation Specialist, to the effect that: (i) the FDIC has duly authorized, executed and delivered the Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision; (ii) the Pooling and Servicing Agreement and the Guarantee Agreement constitute legal, valid and binding obligations of the FDIC, enforceable against the FDIC in accordance with their respective terms, except that the enforceability thereof may be subject to (A) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors rights generally, (iii) the Guarantee Provision constitutes a legal, valid and binding obligation of the FDIC, subject, however, to limitations of public policy under applicable securities laws; (iv) the execution and delivery by the FDIC of the Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision do not require the consent, approval or authorization of any court or government authority except such as have been obtained or effected under the Act; and (v) neither the execution and delivery by the FDIC of the Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision, nor the performance by the FDIC of its obligations thereunder, will conflict with or violate, result in a breach of or constitute a default under any terms of any statute currently applicable to the FDIC or, to the knowledge of the FDIC, any order or regulation currently applicable to the FDIC of any court, regulatory body, administrative agency or governmental body having jurisdiction over the FDIC or the terms of any indenture or other agreement or instrument to which the FDIC is a party or by which it or any of its properties are bound.

     (e) The Underwriters shall have received from Hunton & Williams, counsel for the Seller and the FDIC, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

          (i) The Registration Statement is effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, or proceeding therefor instituted or threatened, by the Commission.

          (ii) The Registration Statement as of its effective date and the Prospectus as of the date thereof, other than financial statements, schedules and other numerical, financial and statistical data contained therein, as to which such counsel need express no opinion, complied as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

          (iii) The conditions to the use by the Trust of a registration statement on Form S-11 under the Act, as set forth in the General Instructions to Form S-11, have been satisfied with respect to the Registration Statement and the Prospectus, and, to the best of the knowledge of such counsel, based on inquiry of representatives of the Seller and the FDIC, there are no contracts or documents that are required to be filed as exhibits to the Registration Statement pursuant to the Act or the regulations thereunder which have not been filed.

          (iv) This Agreement constitutes a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to (i) general principles of equity, regardless whether enforcement is sought in a proceeding in equity or at law, (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and (iii) limitations of public policy under applicable securities laws.

          (v) The Pooling and Servicing Agreement constitutes a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to (i) general principles of equity, regardless whether enforcement is sought in a proceeding in equity or at law and (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally.

          (vi) Each of the Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision constitutes a valid and binding agreement of the FDIC, enforceable against the FDIC in accordance with its respective terms, subject to (i) general principles of equity, regardless whether enforcement is sought in a proceeding in equity or at law, (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and (iii), with respect to the Guarantee Provision, limitations of public policy under applicable securities laws.

          (vii) The Certificates will, when the Mortgage Assets have been duly conveyed to the Trustee in accordance with the Pooling and Servicing Agreement and the Certificates have been duly executed and authenticated by the Trustee and issued in accordance with the of the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.

          (viii) Assuming due authorization, execution and delivery of the Declaration of Trust by the Trustee, the provisions of the Declaration of Trust, as amended and restated in its entirety pursuant to the Pooling and Servicing Agreement, are sufficient to establish the Trust under and pursuant to the laws of the State of New York.

          (ix) Assuming due authorization, execution and delivery of this Agreement by the Trustee on behalf of the Trust, this Agreement constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, subject to (i) general principles of equity, regardless whether enforcement is sought in a proceeding in equity or at law and (ii) limitations of public policy under applicable securities laws.

          (x) Assuming due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Pooling and Servicing Agreement constitutes a valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject to
     (i) general principles of equity, regardless whether enforcement is sought in a proceeding in equity or at law; (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally; and (iii) limitations of public policy under applicable securities laws.

          (xi) The Certificates, the Pooling and Servicing Agreement and the Guarantee Agreement conform in all material respects to the descriptions thereof in the Prospectus.

          (xii) The statements contained in the Prospectus under the headings "Certain Federal Income Tax Consequences", "Certain Legal Aspects of the Mortgage Loans", "ERISA Considerations" and "Legal Investment" to the extent that they constitute matters of law or legal conclusions with respect thereto, are a fair and accurate summary of the matters addressed therein under existing law and the assumptions stated therein in all material respects.

          (xiii) Under existing law, assuming that the election required by
     Section 860D(b) of the Internal Revenue Code of 1986, as amended (the "Code"), is properly made and assuming compliance with the Pooling and Servicing Agreement, as in effect on the Closing Date, the Trust Fund (as defined in the Pooling and Servicing Agreement) will be treated for federal income tax purposes as one or more "real estate mortgage investment conduits" ("REMIC") within the meaning of Section 860D of the Code.

          (xiv) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

          (xv) The issuance of the Certificates pursuant to the Pooling and Servicing Agreement and the sale of the Certificates to the Underwriters pursuant to this Agreement, do not, under any statute, regulation or rule of general applicability or, to the best of the knowledge of such counsel, under any decision, order, decree or judgment of any judicial or other governmental body require the consent, approval, authorization, order, registration or qualification of or filing with any court or governmental authority except such as have been obtained or effected under the Act (but such counsel need express no opinion as to any consent, approval, authorization, registration or qualification which may be required under state securities or Blue Sky Laws), any recordations of the assignment of the Mortgage Loans to the Trustee and the filing of any financial statements required by the Pooling and Servicing Agreement that have not yet been completed and such other approvals as have been obtained.

          Such opinion: (a) may express its reliance as to factual matters on
     (i) appropriate delegations of authority by the Seller or the FDIC, as the case may be, (ii) a certificate regarding the prices received for the Certificates and (iii) certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this

     Agreement, the Pooling and Servicing Agreement, the Guarantee Provision and the Guarantee Agreement; (b) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Seller or the FDIC, as the case may be; (c) may express its reliance as to the opinions in paragraphs (iv), (v) and
     (vi) above regarding this Agreement, the Pooling and Servicing Agreement, the Guarantee Agreement, the Guarantee Provision and the Certificates on the opinion of the General Counsel of the FDIC; and (d) may be qualified as an opinion only as to the laws of the State of New York and the United States of America.

          Such counsel shall also confirm that while they have endeavored to see that the Registration Statement and the Prospectus comply with the Act and the applicable rules and regulations thereunder relating to registration statements on Form S-11 and related prospectuses, they cannot, of course, make any representation to the Underwriters as to the accuracy or completeness of statements of fact contained in the Registration Statement or the Prospectus. However, such counsel shall confirm that nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus, as of the date thereof, and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements, schedules and other numerical financial and statistical data contained therein, as to which such counsel need express no opinion).

     (f) The Underwriters shall have received from the General Counsel of the FDIC a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

          (i) The FDIC has been duly established and is validly existing and has statutory authority to enter into and perform its obligations under the Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision and to consummate the transactions contemplated thereby.

          (ii) The FDIC has been duly appointed as the receiver of each of the Depository Institutions and as to those loans that it has acquired in its receivership capacity, it has statutory authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement, and as to those loans the Federal Deposit Insurance Corporation has acquired in its corporate capacity, the FDIC has statutory authority to enter into perform its obligations under this Agreement and the Pooling and Servicing Agreement.

          (iii) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding agreement of the Seller, except as rights to indemnification thereunder may be limited by public policy.

          (iv) The Pooling and Servicing Agreement, the Guarantee Agreement and the Guarantee Provision each have been duly authorized, executed and delivered by the FDIC, and each constitutes a valid and binding agreement enforceable against the FDIC in accordance with its terms, subject to (i) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally, and (iii) limitations of public policy under applicable securities laws with respect to the Guarantee Provision.

          (v) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to (i) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and (ii) the effect of insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally.

          (vi) The statements in the Prospectus set forth under the captions "The Federal Deposit Insurance Corporation" and "The Bank Insurance Fund" to the extent that they constitute matters of law or legal conclusions with respect thereto are a fair and accurate summary of the matters addressed therein, under existing law and the assumptions stated therein in all material respects.

          (vii) The execution and the delivery of this Agreement and the Pooling and Servicing Agreement, and the consummation of the transactions contemplated therein and the fulfillment of the terms of the Certificates, this Agreement and the Pooling and Servicing Agreement do not conflict with or violate any statute currently applicable to the Seller, nor, so far as such counsel is aware, result in a breach of or constitute default under any terms of any order, rule or regulation currently applicable to the Seller of any regulatory body, administrative agency or governmental body having jurisdiction over the Seller, or to any order of any court having jurisdiction over the Seller, or the terms of any indenture or other agreement or instrument to which the Seller is a party or by which its properties are bound.

          (viii) The execution and the delivery of the Guarantee Provision, the Guarantee Agreement, and the Pooling and Servicing Agreement, the consummation of the transactions contemplated therein and the fulfillment of the terms of the Guarantee Provision, the Guarantee Agreement and the Pooling and Servicing Agreement do not conflict with or violate any statute currently applicable to the FDIC, nor result in a breach of or constitute default under any terms of any order, rule or regulation currently applicable to the FDIC of any regulatory body, administrative agency or governmental body having jurisdiction over the FDIC, or, so far as such counsel is aware, to any order of any court having jurisdiction over the FDIC, or the terms of any indenture or other agreement or instrument to which the FDIC is a party or by which its properties are bound.

          (ix) There is no pending or, to the knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Seller or the FDIC of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

          (x) No approval, authorization, consent or order, registration, filing, qualification, license or permit of or with any court or government agency or body is required for the consummation by the Seller or the FDIC, as the case may be, of the transactions contemplated herein, in the Pooling and Servicing Agreement, the Guarantee Agreement or in the Guarantee Provision, except such as have been obtained under the Act and such as may be required under the Blue Sky or similar laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriters.

     (g) The Underwriters shall have received from counsel to the Servicer, which may be the General Counsel or any Assistant General Counsel of the Servicer, a favorable opinion, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

          (i) The Servicer has been duly organized as a business corporation and is validly existing and in good standing under the laws of the State of Ohio and has full corporate power and authority to own its properties and conduct its operations as described in the Prospectus, to enter into and perform its obligations under the Pooling and Servicing Agreement and to consummate the transactions contemplated thereby, is or will be in compliance with the laws of each jurisdiction in which any Mortgaged Property (as defined in the Pooling and Servicing Agreement) is located to the extent such compliance is necessary to enforce each Mortgage Loan in accordance with the terms of the Pooling and Servicing Agreement, owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate its properties and to carry on its operations as described in the Prospectus, and is conducting its operations so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting operations.

          (ii) The execution and delivery of the Pooling and Servicing Agreement has been duly authorized by the Servicer and the Pooling and Servicing Agreement has been duly executed and delivered by the Servicer and constitutes a valid and binding agreement of the Servicer, enforceable against the Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (iii) Neither the execution nor the delivery of the Pooling and Servicing Agreement nor the consummation of any other of the transactions contemplated therein, nor the fulfillment of the terms of the Pooling and Servicing Agreement conflicts or will conflict with or violate, result in a breach of or constitute a default under any terms or provisions of the articles of incorporation or by-laws of the Servicer, any statute currently applicable to the Servicer or any order, rule or regulation currently applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer, or the terms of any indenture or other agreement or instrument known to such counsel to which the Servicer is a party or by which it or any of its properties are bound.

          (iv) There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Servicer of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus.

          (v) No approval, authorization, consent or order, registration, filing, qualification, license or permit of or with any court or government agency or body which has not been obtained is required for the consummation by the Servicer of the transactions contemplated in the Pooling and Servicing Agreement.

     Any such opinion delivered by counsel to the Servicer may: (a) express its reliance as to factual matters on the representations and warranties made by, and on the certificates or other documents furnished by officers of the parties to this Agreement and the Pooling and Servicing Agreement; and (b) assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Servicer. Any such opinion delivered by counsel to the Servicer other than the General Counsel or any Assistant General Counsel to the Servicer may:
     (a) express its reliance as to the due authorization, execution and delivery of the Pooling and Servicing Agreement on the Opinion of the General Counsel or any Assistant General Counsel of the Servicer, and (b) be qualified as an opinion only as to the laws of the jurisdiction(s) wherein such counsel is admitted to practice law and the laws of the United States of America.

     (h) The Underwriters shall have received from counsel to the Trustee on behalf of the Trust, a favorable opinion, dated the Closing Date and satisfactory in form to and substance to counsel to the Underwriters, to the effect that:

          (i) The execution and delivery of the Declaration of Trust and this Agreement has been duly authorized by the Trust and the Declaration of Trust and this Agreement has been duly executed and delivered by the Trustee on behalf of the Trust and each constitutes a valid and binding agreement of the Trust enforceable against the Trust in accordance with its terms, subject to general principles of equity regardless whether enforcement is sought in a proceeding in equity or at law.

          (ii) No approval, authorization, consent or order, registration, filing, qualification, license or permit of or with any court or government agency or body which has not been obtained is required for the consummation by the Trust of the transactions contemplated in the Declaration of Trust, this Agreement and the Pooling and Servicing Agreement.

          (iii) The execution and delivery of the Declaration of Trust and the Pooling and Servicing Agreement have each been duly authorized by the Trustee, and the Declaration of Trust and the Pooling and Servicing Agreement have each been duly executed and delivered by the Trustee and each constitutes a valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its respective terms, subject to general principles of equity regardless whether enforcement is sought in a proceeding in equity or at law.

          (iv) No approval, authorization, consent or order, registration, filing, qualification, license or permit of or with any court or government agency or body which has not been obtained is required for the consummation by the Trustee of the transactions contemplated in the Pooling and Servicing Agreement.

          (v) Each of the Certificates has been executed, authenticated and delivered by a duly authorized officer of the Trustee.

          (vi) As of the date of this opinion, the Trustee is authorized to make P&I Advances pursuant to the Pooling and Servicing Agreement.

Any such opinion delivered by counsel to the Trustee may: (a) express its reliance as to factual matters on the representations and warranties made by, and on the certificates or other documents furnished by officers of the parties to this Agreement and the Pooling and Servicing Agreement; and (b) assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trust or the Trustee.

     (i) The Underwriters shall have received from the Servicer a certificate, dated the Closing Date, of a duly authorized officer of the Servicer, to the effect that the information set forth in the Prospectus under the heading "Servicing of the Mortgage Loans--The Servicer" is true and correct in all material respects.

     (j) The Underwriters shall have received from Latham & Watkins, counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the underwriters.

     (k) The Underwriters shall have received from E&Y Kenneth Leventhal, certified public accountants, letters dated December 11, 1996, December 16,1996, the date hereof and the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriters, as a result of which they have determined that certain information set forth in the Prospectus under the headings "Summary of Prospectus", "Risk Factors", "Description of the Certificates", "Description of the Mortgage Loans", "Yield, Prepayment and Maturity Considerations" and certain other headings agrees with the records of the Seller.

     (l) The Underwriters shall have received from Price Waterhouse LLP, certified independent public accountants, a letter dated the date hereof and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriters, as a result of which they have determined that certain information set forth in the Prospectus agrees with the records of the FDIC.

     (m) The Underwriters shall have received from Arthur Andersen LLP, certified independent public accountants, letters dated the date hereof and the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriters, as a result of which they have determined that certain information set forth in the Prospectus agrees with the records of the FDIC.

     (n) The Class I-A and Class II-A Certificates shall be rated no lower than "Aaa" by Moody's Investors Service, Inc. ("Moodys") and "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps"). The Class I-B and Class II-B Certificates shall be rated no lower than "Aa2" by Moody's and "AA" by Duff & Phelps. The Class I-C and Class II-C Certificates shall be rated no less than "A1" and "A2" by Moody's and "A" and "A-", respectively, by Duff & Phelps. The Class I-D Certificates shall be rated no lower than "Baa2" by Moody's and "BBB" by Duff & Phelps.

     (o) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and Counsel for the Underwriters shall have received such information, certificates and documents as they may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Trustee on behalf of the Trust and the Seller in writing, or by telephone or telegraph confirmed in writing.

     7.   Reimbursement of Underwriters' Expenses.  If the sale of any
          ---------------------------------------
Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Trustee on behalf of the Trust and the Seller to perform any agreement herein or therein or comply with any provision hereof or thereof, other than by reason of a default by any of the Underwriters, the Seller will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Certificates.

     8.   Indemnification and Contribution.
          --------------------------------

     (a) The Seller will indemnify and hold harmless each Underwriter against losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, or action; provided, however, (i) the Seller shall not be liable in any such case
          --------- --------
          to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Seller by you, or by any Underwriter through you, specifically for use in the preparation thereof, and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Each Underwriter will indemnify and hold harmless the Seller against any losses, claims, damages, or liabilities to which the Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Seller by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Seller for any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending against any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that the indemnifying party may elect, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section

          8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or
          (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection
          (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Certificates, or
          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statement or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Certificates (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue Statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. The Seller and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection
          (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to compensation from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
          (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

     (e) The obligation of the Seller under this Section 8 shall be in addition. to any liability which the Seller may otherwise have and shall extend, upon, the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     9.   Substitution of Underwriters.
          ----------------------------

     (a) If either Underwriter shall fall to take up and pay for the amount of the Certificates agreed by such Underwriter to be purchased under this Agreement, upon tender of such Certificates in accordance with the terms hereof, and if the amount of the Certificates not purchased does not aggregate more than 10% of the total amount of the Certificates set forth in Schedule I hereof, the remaining Underwriter shall be obligated to take up and pay for the Certificates that the withdrawing or defaulting Underwriter agreed but failed to purchase.

     (b) If either Underwriter shall fail to take up and pay for the amount of the Certificates agreed by such Underwriter to be purchased under this Agreement (such Underwriter being hereinafter referred to as a "Defaulting Underwriter"), upon tender of such Certificates in accordance with the terms hereof, and if the amount of the Certificates not purchased aggregates more than 10% of the total amount of the Certificates set forth in Schedule I hereto, and arrangements satisfactory to the remaining Persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Seller shall not be under any liability to any Underwriter (except to the extent provided in Section 5(e) and Section 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of the Certificates agreed by such Underwriter to be purchased hereunder) be under any liability to the Seller (except to the extent provided in Section 8 hereof). Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Seller or other Underwriter by reason of its failure to take up and pay for Certificates as agreed by such Defaulting Underwriter.

     10.  Termination.  This Agreement shall be subject to termination in the
          -----------
absolute discretion of the Underwriters by notice given to the Trustee on behalf of the Trust and the Seller prior to delivery of any payment for the Certificates if there has occurred any of the following: (i) a suspension or material limitation in trading in securities generally on either the New York Stock Exchange or the American Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iii) any outbreak or escalation of hostilities involving the United States or any other calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

     11.  Representation and Indemnities to Survive.  The respective agreements,
          -----------------------------------------
representations, warranties, indemnities and other statements of the Seller or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Seller, any Underwriter or any of the controlling persons referred to in Section 8 hereof and will survive delivery of any payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12.  Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to them at your address set forth at the beginning of this Agreement; if sent to the Trustee on behalf of the Trust will be mailed, delivered or telegraphed and confirmed to it at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, Attn: Mr. David Duclos, Structured Finance Services Department; or, if sent to the Seller will be mailed, delivered or telegraphed and confirmed to Federal Deposit Insurance Corporation, 515 17th St., N.W., Washington, D.C. 20429, Attn.: Asset Disposition and Operations Branch.

     13.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and the controlling persons referred to in
Section 8 hereof and their respective successors and assigns, and no other person will have any right or obligation hereunder.

     14.  Applicable Law; Counterparts.  This Agreement will be governed by and
          ----------------------------
construed in accordance with the laws of the State of New York without giving effect to the provisions thereof concerning conflict of laws. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Seller and the several Underwriters.

                              FDIC REMIC TRUST 1996-C1

                              By:   State Street Bank and Trust Company
                                    --------------------------------------------
                                    not in its individual capacity but solely as
                                    Trustee on behalf of the Trust

                                    By:  /S/ David Duclos
                                    --------------------------------------------
                                         Name:  David Duclos
                                         Title:  Assistant Vice President


                              FEDERAL DEPOSIT INSURANCE
                               CORPORATION, as Seller

                              By:    /s/ Sandra L. Thompson
                                    --------------------------------------------
                                    Name:  Sandra L. Thompson
                                    Title: Manager, Securitizations

Accepted at New York, New York
as of the date first written above.

By:  LEHMAN BROTHERS INC.

     By:   /s/ Wayne C. Olsen
          --------------------------------------------------
          Name:   Wayne C. Olsen
          Title:   Managing Director

Accepted at New York, New York
as of the date first written above.

By:  GOLDMAN, SACHS & CO.

      /s/ Goldman, Sachs & Co.
     -------------------------------------------------------

                              Guarantee Provision
                              -------------------


The Federal Deposit Insurance Corporation, acting in its corporate capacity, hereby guarantees the obligations of the Seller set forth in Section 8 of this Agreement, without reference to the enforceability of this Agreement against the Seller.

                              FEDERAL DEPOSIT INSURANCE CORPORATION,
                               acting in its corporate capacity


                              By:   /s/ Joseph V. Fellerman
                                   ---------------------------------------------
                                        Name:   Joseph V. Fellerman
                                        Title:  Senior Liquidation Specialist

                                   Schedule I

                       Class I-A      Class I-B     Class I-C      Class I-D     Class II-A    Class II-B    Class II-C
Underwriters           Certificates   Certificates  Certificates   Certificates  Certificates  Certificates  Certificates
------------           ------------   ------------  ------------   ------------  ------------  ------------  ------------
Lehman Brothers......    222,609,000    16,489,500     13,741,500  21,986,346.50    70,084,000     7,509,000      5,840,403
Goldman, Sachs & Co..    222,609,000    16,489,500     13,741,500  21,986,346.50    70,084,000     7,509,000      5,840,403
    Total............    445,218,000    32,979,000     27,483,000  43,972,693       140,168,000    15,018,000     11,680,806

                                  Schedule II

                            FDIC REMIC Trust 1996-C1
                        Commercial Mortgage Pass-Through
                    Certificates, Series 1996-C1 consisting
                  of the respective Classes, in the respective
                    aggregate Certificate Principal Amounts
                           and bearing the respective
                       interest rates as set forth below:



                     Aggregate Certificate  Interest           Purchase
Designation            Principal Amount      Rate               Price *
-----------          ---------------------  --------           ---------

Class I-A             $445,218,000          6.75%              99.9539%
Class I-B             $ 32,979,000         7.125%              99.7787%
Class I-C             $ 27,483,000         7.250%              99.5651%
Class I-D             $ 43,972,693         7.250%              97.8889%
Class II-A            $140,168,000      LIBOR + 0.30%            100%
Class II-B            $ 15,018,000      LIBOR + 0.65%            100%
Class II-C            $ 11,680,806      LIBOR + 1.25%            100%


          ; as more fully described in a Prospectus dated December 19, 1996 on file with the Securities and Exchange Commission pursuant to registration statement file No. 333-16397 on form S-11.

*         Expressed as a percentage of the respective Certificate Principal
          Amounts.


Delivery Instructions:

               Delivery of the Certificates will be made in book-entry form only through the Same Day Funds Settlement System of the Depository Trust Company.